EXHIBIT 10.3

SECURED PROMISSORY NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT (this “Agreement”) is made and entered into on September 30, 2011,  by and among BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”), and BEMT HILLSBORO VILLAGE, LLC, a Delaware limited liability company (the “Borrower”).

WITNESSETH:

WHEREAS, the Lender and the Borrower entered into that certain Secured Promissory Note dated as of September 30, 2010 (the “Promissory Note’), which Promissory Note evidenced the obligation of the Borrower to repay the loan to the Lender in the aggregate principal amount of up to $1,500,000 (the “Loan”) plus interest, fees and costs; and

WHEREAS, the Promissory Note was extended on March 31, 2011 (the “Note Modification Agreement”), and all amounts owing thereunder, including without limitation all principal and interest, became automatically and immediately due and payable on September 30, 2011; and

WHEREAS, the Borrower has requested that Lender modify the Promissory Note to further extend the maturity date thereof to March 31, 2012; and

WHEREAS, the Lender is willing to grant such request, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Promissory Note.

2. Amendment to Promissory Note.  The Promissory Note is hereby amended and restated to read as follows:

All outstanding principal and interest shall be due and payable on March 31, 2012 (the “Due Date”).

3. Effectiveness. The modification provided in paragraph 2 hereof shall be effective as of September 30, 2011 upon the execution and delivery of this Agreement by the parties hereto.

4. Reaffirmation of Promissory Note.  All other provisions of the Promissory Note shall continue to be in effect.

IN WITNESS WHEREOF, Borrower and Lender have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

Borrower:

BEMT HILLSBORO VILLAGE, LLC
a Delaware limited liability company

By:	Bluerock Enhanced Multifamily Holdings, L.P.,
a Delaware limited partnership
Its:	Sole Member

	By:	Bluerock Enhanced Multifamily Trust, Inc.,
a Maryland corporation
	Its:	General Partner

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	COO

Lender:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC
a Delaware limited liability company

By:	BR SOIF II Manager, LLC
a Delaware limited liability company
Its:	Manager

	By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	President